Exhibit 99.3
AMKOR TECHNOLOGY, INC.
LETTER OF CONSENT
Relating to Waivers under the Indentures
Governing the Following Series of Its Notes:

Title of Securities	Principal Amount Outstanding	CUSIP Number
9.25% Senior Notes due 2016	$400,000,000	031652AW0
7?% Senior Notes due 2011	$250,000,000	031652AT7
7.75% Senior Notes due 2013	$425,000,000	031652AQ3
9.25% Senior Notes due 2008	$88,206,000	031652AM2
10.5% Senior Subordinated Notes due 2009	$21,882,000	031652AE0
The Consent Solicitation for each series of Notes will expire at 5:00 p.m., New York City time, on September 29, 2006, unless otherwise extended or earlier terminated for a particular series of Notes (such time and date, as the same may be extended or earlier terminated for a particular series of Notes, the “Consent Date” for that particular series of Notes). You will be eligible to receive a Consent Fee for a particular series of Notes only if you validly deliver a consent prior to the Consent Date for that particular series of Notes (and do not properly revoke such consent prior to the date the Proposed Waivers become effective for that particular series of Notes). The Proposed Waivers for a particular series of Notes will become effective only upon receipt by the applicable Trustee of an officers’ certificate from Amkor certifying that valid Requisite Consents to the Proposed Waivers for that particular series of Notes have been received (and not properly revoked) and have been accepted for payment by Amkor, which effective date could be prior to the Consent Date for that particular series of Notes. —
To: Global Bondholder Services Corporation (as Tabulation Agent)
By Hand, Overnight Delivery or Mail:
65 Broadway — Suite 723
New York, New York 10006
Attn: Corporate Actions

By Facsimile Transmission		Banks and Brokers call:
(For Eligible Institutions only): (212) 430-3775	Confirmation: (212) 430-3774	(212) 430-3774 Toll free (866) 470-3800
     Subject to the terms and conditions set forth in the accompanying Consent Solicitation Statement dated September 14, 2006 (as it may be amended or supplemented from time to time, the “Consent Solicitation Statement”) and this Letter of Consent (as it may be amended or supplemented from time to time, this “Letter of Consent”), the Consent Solicitation is made by Amkor Technology, Inc., a Delaware corporation (“Amkor”), only to Holders (as defined below) as of the Record Date (as defined below) of each of the following series of notes (collectively, the “Notes”) as more fully described in the Consent Solicitation Statement:
(i)	9.25% Senior Notes due 2016 (CUSIP No. 031652AW0), issued and outstanding under the Indenture, dated as of May 26, 2006 (as amended or supplemented from time to time, the “9.25% Notes due 2016 Indenture”), by and among Amkor, the guarantors parties thereto (collectively, the “Guarantors”), and U.S. Bank National Association, as trustee (“U.S. Bank”),
(ii)	7?% Senior Notes due 2011 (CUSIP No. 031652AT7), issued and outstanding under the Indenture, dated as of March 12, 2004 (as amended or supplemented from time to time, the “7?% Notes Indenture”), by and among Amkor, the Guarantors, and Wells Fargo Bank, National Association, as trustee (“Wells Fargo” and, together with U.S. Bank, the “Trustees” and, each, a “Trustee”),
(iii)	7.75% Senior Notes due 2013 (CUSIP No. 031652AQ3), issued and outstanding under the Indenture, dated as of May 8, 2003 (as amended or supplemented from time to time, the “7.75% Notes Indenture”), by and among Amkor, the Guarantors and U.S. Bank, as trustee,
(iv)	9.25% Senior Notes due 2008 (CUSIP No. 031652AM2), issued and outstanding under the Indenture, dated as of February 20, 2001 (as amended or supplemented from time to time, the “9.25% Notes due 2008 Indenture”), by and among Amkor, the Guarantors and U.S. Bank, as trustee, and

(v)	10.5% Senior Subordinated Notes due 2009 (CUSIP No. 031652AE0), issued and outstanding under the Indenture, dated as of May 13, 1999 (as amended or supplemented from time to time, the “10.5% Notes Indenture” and, collectively with the 9.25% Notes due 2016 Indenture, the 7?% Notes Indenture, the 7.75% Notes Indenture and the 9.25% Notes due 2008 Indenture, the “Indentures” and, each, an “Indenture”), by and among Amkor, the Guarantors and U.S. Bank, as trustee.
     The term “Record Date” as used herein means 5:00 p.m., New York City time, on August 15, 2006, the term “Holder” with respect to a particular series of Notes means each person shown on the records of the registrar for that particular series of Notes as a registered holder as of the Record Date or a Participant (as defined below). The term “Waiver Expiration Date” means (i) December 31, 2006 (the “Initial Waiver Expiration Date”), if Amkor does not, in its discretion, elect to extend the Initial Waiver Expiration Date, and (ii) March 31, 2007, if Amkor, in its discretion, elects to extend the Initial Waiver Expiration Date by public announcement thereof prior to 9:00 a.m., New York City time, on the next business day after the Initial Waiver Expiration Date. Capitalized terms used herein but not defined herein have the respective meanings set forth in the Consent Solicitation Statement or in the applicable Indenture.
     Holders of the Notes who wish to consent to the Proposed Waivers must deliver their properly completed and executed Letter of Consent by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission to the Tabulation Agent (not to Amkor, any Guarantor, the Solicitation Agent or any Trustee) at its address or facsimile number set forth above in accordance with the instructions set forth herein and in the Consent Solicitation Statement. However, Amkor reserves the right to accept any consent received by Amkor, any Guarantor, the Solicitation Agent or any Trustee.
     Under no circumstances should any person tender or deliver Notes to Amkor, any Guarantor, the Tabulation Agent, the Solicitation Agent, any Trustee or any other party at any time in connection with the Consent Solicitation or this Letter of Consent.
     Only Holders of a particular series of Notes or their duly designated proxies (“Duly Designated Proxies”) are eligible to consent to the Proposed Waivers with respect to a particular series of Notes. Any beneficial owner of Notes who is not a Holder of such Notes must arrange with the person who is the Holder or such Holder’s assignee or nominee to (i) execute and deliver a Letter of Consent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. As of the date of the Consent Solicitation Statement, the only Holder of the Notes is Cede & Co., as nominee for The Depository Trust Company (“DTC”). For purposes of the Consent Solicitation, DTC has authorized DTC participants (“Participants”) set forth in the position listing of DTC as of the Record Date to execute Letters of Consent as if they were Holders of the Notes held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” shall be deemed to include such Participants.
     With respect to each series of Notes, only Holders of that particular series of Notes whose properly executed Letters of Consent are received by the Tabulation Agent prior to the Consent Date for that particular series of Notes, and who do not properly revoke their consent prior to the Effective Date for that particular series of Notes, will be eligible to receive any Consent Fee in the event the Proposed Waivers become effective with respect to that particular series of Notes and all other conditions to the payment of that Consent Fee have been satisfied or waived. All other Holders of that particular series of Notes will not be eligible to receive any Consent Fee, but will be bound by the Proposed Waivers if and when they become effective with respect to that particular series of Notes. With respect to each series of Notes, subject to the terms and applicable conditions of the Consent Solicitation Statement and this Letter of Consent, Amkor will pay the Initial Consent Fee and any Additional Consent Fee (to the extent that any is paid) to the Consenting Holders promptly following the later of the Effective Date and the Consent Date for that particular series of Notes, and, if Amkor, in its discretion, elects to extend the Initial Waiver Expiration Date, Amkor will pay the Extension Consent Fee to the Consenting Holders promptly following public announcement of such extension.
     With respect to each series of Notes, Amkor expressly reserves the right, in its discretion and regardless of whether any of the conditions described in the Consent Solicitation Statement under “The Consent Solicitation—Conditions to Payment of Consent Fees” have been satisfied, subject to applicable law, at any time prior to the Effective Date for that particular series of Notes to (i) terminate or withdraw the Consent Solicitation for that particular series of Notes for any reason, (ii) waive any of the conditions to the payment of any Consent Fee for that particular series of Notes, (iii) extend the Consent Date for that particular series of Notes, (iv) amend the terms of the Consent Solicitation for that particular series of Notes, or (v) modify the form or amount of the consideration to be offered pursuant to the Consent Solicitation for that particular series of Notes; provided, however, if the Consent Solicitation is amended or modified in a manner determined by Amkor in good faith to constitute a material adverse change to the Holders, Amkor will promptly disclose such amendment or modification in a manner it deems in good faith appropriate and will, if appropriate, extend the Consent Solicitation for a period it deems in good faith adequate to permit the Holders to deliver and/or revoke their consents. Even if a Holder has validly delivered consents, no Consent Fee will be paid with respect to a particular series of Notes if the Requisite Consents are not received with respect to that particular series of Notes, if all of the other conditions to the payment of that Consent Fee have not been satisfied or waived, if the Consent Solicitation for that particular series of Notes is terminated or withdrawn for any reason or if the Proposed Waivers do not otherwise become effective for that particular series of Notes for any reason.
CONSENT TO PROPOSED WAIVERS
     By execution hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement and hereby represents and warrants that the undersigned is a Holder (or Duly Designated Proxy) of the Notes indicated below and has full power and authority to take the action indicated below in respect of such Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by Amkor to be necessary or desirable to perfect the undersigned’s consent to the Proposed Waivers.
     The undersigned acknowledges that the undersigned must comply with the provisions of this Letter of Consent and complete the information required herein to consent validly to the Proposed Waivers.
     By execution hereof, the undersigned acknowledges that Amkor has not filed or may fail to file with the Securities and Exchange Commission (the “SEC”), and has not delivered to the applicable Trustee or the Holders certain of the reports described by the Indenture(s) governing the Notes held by such Holder and called for by the applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
     With respect to each series of Notes indicated below under the table “Description of the Notes to Which Consents are Given,” the undersigned hereby waives:
•	any and all Defaults and Events of Default, and the consequences thereof, that may have occurred or may occur under the Indenture governing that particular series of Notes from the failure by Amkor to file with the SEC prior to the applicable deadline specified in the Exchange Act, and to deliver to the applicable Trustee and the Holders of that particular series of Notes a copy of, any report or other information as it would be required to file with the SEC under Section 13(a) or 15(d) of the Exchange Act (including, without limitation, its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2006) and any related notices or reports (collectively, the “SEC Reports”), including, without limitation, any potential Default or Event of Default that may have occurred or may occur as a result of Amkor’s failure to comply with Section 4.03 or 4.04 of the Indenture;
•	any Event of Default, and the consequences thereof, that may occur under the Indenture governing that particular series of Notes as a result of the acceleration of any other Indebtedness of Amkor (including, without limitation, any other series of Notes or any series of Convertible Notes (as defined below)) in an aggregate principal amount not to exceed $450,000,000; and
•	the application of Section 4.07 (Restricted Payments) of the Indenture governing that particular series of Notes to the payment of any Consent Fee to Holders of any series of Notes or Convertible Notes that are subordinated to that particular series of Notes.
     The undersigned acknowledges that the Proposed Waivers for each series of Notes require for effectiveness the consent of the Holders of a majority in aggregate principal amount (the “Requisite Consents”) of that series of Notes outstanding and not owned by Amkor or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with Amkor (the “Outstanding Notes”). The undersigned further acknowledges that the Proposed Waivers for a particular series of Notes shall become effective (the date the Proposed Waivers for a particular series of Notes becomes effective, the “Effective Date”) upon receipt by the applicable Trustee of an officers’ certificate from Amkor certifying that valid Requisite Consents to the Proposed Waivers for that particular series of Notes have been received (and not properly revoked) and have been accepted for payment by Amkor, which Effective Date could be prior to the Consent Date for that particular series of Notes.
     The undersigned acknowledges that the Proposed Waivers are being presented as one proposal. Accordingly, a consent purporting to consent to only some of the Proposed Waivers will not be valid, and the delivery of a consent by a Holder of a particular series of Notes will constitute delivery of a consent to all of the Proposed Waivers for that particular series of Notes.
     Even if the Proposed Waivers become effective with respect to a particular series of Notes, the Proposed Waivers would not be effective with respect to any Default or Event of Default that is continuing after the close of business on the Waiver Expiration Date.
     The undersigned acknowledges that Letters of Consent delivered pursuant to any one of the procedures described under the heading “The Consent Solicitation—Procedures for Consenting” in the Consent Solicitation Statement and in the instructions included in this Letter of Consent will constitute a binding agreement between the undersigned and Amkor upon the terms and subject to the conditions of the Consent Solicitation. The undersigned hereby agrees that it will not revoke any consent it grants hereby except in accordance with the procedures set forth herein and in the Consent Solicitation Statement.
     Unless otherwise specified in the table below, this Letter of Consent relates to the total aggregate principal amount of Notes of each series held of record by the undersigned (or the Holder for which the undersigned is the Duly Designated Proxy) at the close of business on the Record Date. If this Letter of Consent relates to less than the total aggregate principal amount of Notes of each series so held, the undersigned must list on the table below the serial numbers (with respect to the Notes not held by depositaries) and principal amount (in integral multiples of $1,000) of Notes for which consent is given. If the space provided below is inadequate, list the certificate numbers and aggregate principal amounts on a separate signed schedule and affix the schedule to this Letter of Consent.
     The undersigned authorizes the Tabulation Agent to deliver this Letter of Consent and any proxy delivered in connection herewith to Amkor and the applicable Trustee as evidence of the undersigned’s actions with respect to the Proposed Waivers.

DESCRIPTION OF THE NOTES AS TO WHICH CONSENTS ARE GIVEN
Name and Address of Holder	Series of Notes	Serial Number(s)*	Aggregate Principal Amount of Each Series of Notes**	Principal Amount With Respect to Which Consents are Given**

Total Principal Amount Consenting of Each Series of Notes:
  *    Need not be completed by Holders whose Notes are held of record by depositaries including DTC.
  **  Unless otherwise indicated in the column labeled “Principal Amount With Respect to Which Consents Are Given,” the Holder will be deemed to have consented in respect of the entire aggregate principal amount indicated in the column labeled “Aggregate Principal Amount of Notes.” All principal amounts must be in multiples of $1,000.

CONSENT FEES INSTRUCTIONS
     With respect to a particular series of Notes, if the Requisite Consents for that particular series of Notes are received prior to the Consent Date for that particular series of Notes, and are not properly revoked prior to the Effective Date for that particular series of Notes, subject to the terms set forth herein and in the Consent Solicitation Statement and the satisfaction of conditions applicable to payment of that Consent Fee, Amkor will pay to the Holders of that particular series of Notes from whom properly executed and completed Letters of Consent are received by the Tabulation Agent for that particular series of Notes prior to the Consent Date for that particular series of Notes and are not properly revoked prior to the Effective Date for that particular series of Notes (such Holders, the “Consenting Holders”) the applicable Consent Fee set forth in the Consent Solicitation Statement.
     Any Consent Fee that is paid will be paid pursuant to the procedures described herein and under “The Consent Solicitation—Consent Fees” in the Consent Solicitation Statement. Any Consent Fee that is paid will be paid only to Holders or Duly Designated Proxies whose Letters of Consent are received by the Tabulation Agent prior to the Consent Date and so accepted by the Amkor. Holders or Duly Designated Proxies whose Letters of Consent are not received by the Tabulation Agent prior to the Consent Date will NOT be eligible to receive any Consent Fee. The method of delivery of all documents, including fully executed Letters of Consent, is at the election and risk of the Holder or Duly Designated Proxy.
     Please indicate below to whom any applicable Consent Fee should be paid.
SPECIAL PAYMENT INSTRUCTIONS
     To be completed ONLY if any Consent Fee in respect of any consent given hereby is to be issued in the name of and sent to someone other than the undersigned. Issue Payment to:

Name:
(Please Print)
Address:

(Include Zip Code)
Wire Transfer
Tabulation*

(Taxpayer Identification or Social Security No.)

*	To be provided if payment is to be made by wire transfer
SPECIAL DELIVERY INSTRUCTIONS
     To be completed ONLY if any Consent Fee in respect of any consent given hereby is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the following page.
Mail Payment to:

Name:	(Please Print)
Address:

(Include Zip Code)

(Taxpayer Identification or Social Security No.)

CONSENT
IMPORTANT—READ CAREFULLY
     This Letter of Consent must be executed in exactly the same manner as the name of the Holder appears on the Notes. An authorized Participant must execute this Letter of Consent exactly as its name appears on DTC’s position listing as of the Record Date. If the Notes are held of record by two or more joint Holders, all such Holders must sign this Letter of Consent. If a signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing and must submit proper evidence satisfactory to Amkor of such person’s authority to so act. If the Notes are registered in different names, separate Letters of Consent must be executed covering each form of registration. If this Letter of Consent is executed by a person other than the Holder, then such person must have been authorized by proxy or in some other manner acceptable to Amkor to execute the Letter of Consent on behalf of the Holder. Any beneficial owner of the Notes who is not a Holder of record of such Notes must arrange with the person who is the Holder of record or such Holder’s assignee or nominee to execute and deliver this Letter of Consent on behalf of such beneficial owner.
SIGN HERE

Signature(s) of Holder(s)

Date:
Name(s):

(Please Print)

Capacity (full title):
Address:
(Include Zip Code)

Area Code and Telephone No.:
Wire Transfer Instructions:*
Tax Identification or Social Security No.
GUARANTEE OF SIGNATURE(S)
(If required, see instructions 5 and 6 below)

Authorized Signature:
Name and Title:
(Please Print)

Dated:
Name of Firm:

*To be provided if payment is to be made by wire transfer

FORM OF PROXY WITH RESPECT TO THE CONSENT
     The undersigned hereby irrevocably appoints                     as attorney and proxy of the undersigned, with full power of substitution, to execute and deliver this Letter of Consent on which this form of proxy is set forth with respect to the Notes in accordance with the terms of the Consent Solicitation described in the Consent Solicitation Statement, with all the power the undersigned would possess if consenting personally. THIS PROXY IS IRREVOCABLE AND IS COUPLED WITH AN INTEREST AND SHALL EXPIRE ON THE LATER OF (i) THE DATE THE PROPOSED WAIVERS BECOME EFFECTIVE OR (ii) THE CONSENT DATE. The aggregate principal amount and serial numbers of Notes as to which this Proxy is given are set forth below.

Series of Notes	Aggregate Principal Amount of Notes(s)	Serial Number(s)

IMPORTANT—READ CAREFULLY
This proxy must be signed by the Holder(s) exactly as its name(s) appears on the Certificates for the Notes. If the Notes are held of record by two or more joint Holders, all such Holders must sign this proxy. If a signatory is a corporation, please give full corporate names and have a duly authorized officer sign, stating title. If a signatory is a partnership or trust, please sign in the partnership or trust name by a duly authorized person. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth the signatory’s full name below. See Instruction 5.
PLEASE SIGN BELOW
(See Instructions 1 and 5)

X:
X:
Signature(s) of Owner(s)

Dated:
PLEASE TYPE OR PRINT INFORMATION BELOW

Name(s):
Capacity:
Address:
(Including Zip Code)
Area Code and Telephone Number:
SIGNATURE GUARANTEE
(If Required, see Instructions 5 and 6)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name of Firm)
Dated:

INSTRUCTIONS FOR CONSENTING HOLDERS
(FORMING PART OF THE TERMS AND CONDITIONS OF THE CONSENT SOLICITATION)
     1. Delivery of this Letter of Consent. Subject to the terms and conditions set forth herein and in the Consent Solicitation Statement, a properly completed and duly executed copy of this Letter of Consent and other documents required by this Letter of Consent must be received by the Tabulation Agent at its address or facsimile number set forth on the cover hereof prior to the Consent Date. The method of delivery of this Letter of Consent and all other required documents to the Tabulation Agent is at the risk of the Holder or Duly Designated Proxy, and the delivery will be deemed made only when actually received by the Tabulation Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Consent should be sent to any person other than the Tabulation Agent.
     Any beneficial owner of Notes who is not a Holder of such Notes must arrange with the person who is the Holder (e.g., the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution) or such Holder’s assignee or nominee to (i) execute and deliver this Letter of Consent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf.
     2. Consent Date. The term “Consent Date” for a particular series of Notes means 5:00 p.m., New York City time, on September 29, 2006, unless Amkor extends the period during which the Consent Solicitation is open for that particular series of Notes, in which case the term “Consent Date” means the latest time and date to which the Consent Solicitation for that particular series of Notes is extended, or unless the Consent Solicitation is terminated or withdrawn for that particular series of Notes. To extend the Consent Date for a particular series of Notes, Amkor will notify the Tabulation Agent in writing or orally of any extension and will make a public announcement thereof prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Consent Date for that particular series of Notes. Amkor may extend the Consent Solicitation on a daily basis or for such specified period of time as it determines. Failure by any Holder or beneficial owner of Notes to be so notified will not affect the extension of the Consent Solicitation.
     3. Questions Regarding Validity, Form, Legality, etc. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by Amkor whose determinations will be binding. Amkor reserves the absolute right to reject any or all consents and revocations that are not in proper form or the acceptance of which could, in the opinion of Amkor’s counsel, be unlawful. Amkor also reserves the right to waive any irregularities in connection with deliveries, which Amkor may, but is not obligated to, require to be cured within such time as Amkor determines. None of Amkor, any Guarantor, any Trustee, the Tabulation Agent, the Solicitation Agent or any other person shall have any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Letters of Consent or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. Amkor’s interpretation of the terms and conditions of the Consent Solicitation (including this Letter of Consent and the accompanying Consent Solicitation Statement and the instructions hereto and thereto) will be final and binding on all parties.
     4. Holders Entitled to Consent. Only a Holder (or its Duly Designated Proxy, representative or attorney in- fact) or another person who has complied with the procedures set forth below may execute and deliver a Letter of Consent. Any beneficial owner or registered holder of the Notes who is not the Holder thereof (e.g., the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution) must arrange with such Holder(s) or such Holder’s assignee or nominee to (i) execute and deliver this Letter of Consent to the Tabulation Agent on behalf of such beneficial owner or (ii) deliver a proxy so that such beneficial owner can execute and deliver a Letter of Consent on its own behalf. For purposes of the Consent Solicitation, the term “Holder” shall be deemed to include Participants through which a beneficial owner’s Notes may be held of record as of the Record Date in DTC. A consent by a Holder or Duly Designated Proxy is a continuing consent notwithstanding that ownership of a Note has been transferred subsequent to the Record Date, unless the Holder or Duly Designated Proxy timely revokes the prior consent in accordance with the procedures set forth herein and in the Consent Solicitation Statement.
     5. Signatures on this Letter of Consent. If this Letter of Consent is signed by the Holder(s) of the Notes with respect to which this Letter of Consent is given, the signature(s) of such Holder(s) must correspond with the name(s) as contained on the books of the register maintained by the applicable Trustee or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever.
     If any of the Notes with respect to which this Letter of Consent is given were held of record on the Record Date by two or more joint Holders, all such Holders must sign this Letter of Consent. If any Notes with respect to which this Letter of Consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Letter of Consent and any necessary accompanying documents as there are different Holders.
     If this Letter of Consent is signed by trustees, executors, administrators, guardians, Duly Designated Proxies, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons must indicate such fact when signing and must, unless waived by Amkor, submit evidence satisfactory to Amkor of their authority to so act along with this Letter of Consent.
     6. Signature Guarantees. All signatures on this Letter of Consent must be guaranteed by a firm or other entity identified in Rule l7Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings institution that is a participant in a Securities Transfer Association recognized program (each an “Eligible Institution”). However, signatures need not be guaranteed if this Letter of Consent is given by or for the account of an Eligible Institution. If the Holder of the Notes is a person other than the signer of this Letter of Consent, see Instruction 5.
     7. Revocation of Consent. Consents to the Proposed Waivers for a particular series of Notes that are delivered prior to the Effective Date may be revoked at any time prior to the Effective Date for that particular series of Notes. Consents delivered on and after the Effective Date for a particular series of Notes (even if such date is prior to the Consent Date) may not be revoked at any time, unless the Consent Solicitation is terminated, withdrawn or otherwise not completed for that particular series of Notes without any consents being accepted for payment thereunder or unless Amkor is required by applicable law to permit such revocation. Any Holder (or Duly Designated Proxy) of Notes as to which a consent has been given may revoke such consent as to such Notes or any portion of such Notes (in integral multiples of $1,000) by delivering a written notice of revocation or a changed Letter of Consent bearing a date later than the date of the prior Letter of Consent at any time prior to the Effective Date for that particular series of Notes (which may occur prior to the Consent Date for that particular series of Notes). Any notice of revocation received on or after the Effective Date for that particular series of Notes will not be effective, even if received prior to the Consent Date for that particular series of Notes. A consent to the Proposed Waivers by a Holder will bind the Holder and every subsequent holder of such Notes or portion of such Notes, even if notation of the consent is not made on such Notes. A transfer of Notes after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to a consent to the Proposed Waivers given by a Holder.
     To be valid, a notice of revocation must (i) be in writing, (ii) contain the name of the Holder and the aggregate principal amount of the Notes to which it relates, (iii) either be signed in the same manner as the original Letter of Consent or accompanied by a duly executed proxy or other authorization (in form satisfactory to Amkor) by the Holder, and (iv) be received by the Tabulation Agent in accordance with the instructions contained herein prior to the Effective Date for that particular series of Notes. All revocations of consents must be sent to the Tabulation Agent at its address set forth in this Letter of Consent.
     To be effective, the revocation must be executed by the Holder in the same manner as the name of such Holder appears on the books of the register maintained by the Trustee or as set forth in DTC’s position listing without alteration, enlargement or any change whatsoever. If a revocation is signed by a trustee, executor, administrator, guardian, Duly Designated Proxy, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must indicate such fact when signing and must, unless waived by Amkor, submit with the revocation appropriate evidence of authority to execute the revocation. A revocation of the consent will be effective only as to the Notes listed on the revocation and only if such revocation complies with the provisions of this Letter of Consent and the Consent Solicitation Statement. Only a Holder (or Duly Designated Proxy) is entitled to revoke a consent previously given. A beneficial owner of the Notes must arrange with the Holder to execute and deliver on its behalf a revocation of any consent already given with respect to such Notes. A transfer of Notes after the Record Date must be accompanied by a duly executed proxy from the relevant Holder if the subsequent transferee is to have revocation rights with respect to the relevant consent to the Proposed Waivers. A purported notice of revocation that is not received by the Tabulation Agent in a timely fashion and accepted by the Amkor as a valid revocation will not be effective to revoke a consent previously given.
     A revocation of a consent may be rescinded only by the delivery of a written notice of revocation or the execution and delivery of a new Letter of Consent. A Holder who has delivered a revocation may thereafter deliver a new Letter of Consent by following one of the described procedures at any time prior to the Consent Date.

     Prior to the Consent Date, Amkor intends to consult with the Tabulation Agent to determine whether the Tabulation Agent has received any revocations of consents. Amkor reserves the right to contest the validity of any such revocations.
     8. Backup Withholding. Federal income tax law generally requires a consenting Holder to provide to the Tabulation Agent (as payor) such Holder’s correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 below, which in the case of a consenting Holder who is an individual is generally such Holder’s social security number, or otherwise establishes an exemption. If the Tabulation Agent is not provided with the correct TIN or an adequate basis for an exemption from backup withholding, such consenting Holder may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”) and backup withholding at the then applicable rate (currently 28%) on the amount of gross proceeds received pursuant to the Consent Solicitation. If withholding results in an overpayment of taxes, a refund may be obtained provided the required information is timely furnished to the IRS.
     Exempt Holders are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions.
     To prevent backup withholding, each consenting Holder must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that (A) the TIN provided is correct (or that such holder is awaiting a TIN), (B) the Holder is a U.S. person, and (C)(i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Holder that such Holder is no longer subject to backup withholding.
     If a Holder that is a U.S. person does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN and check the box in Part 1 of the Substitute Form W-9. Note: Checking this box on the form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If the box in Part 1 of the Substitute Form W-9 is checked, and the Tabulation Agent is not provided with a TIN by the time of payment, the Tabulation Agent may withhold a portion of the gross proceeds paid to the Holder.
     The Tabulation Agent intends to withhold at a rate of 30% on payments pursuant to the Consent Solicitation to a nonresident alien or foreign entity unless such Holder provides the appropriate properly executed IRS Form W-8 (or appropriate substitute form) certifying that such Holder is eligible for an exemption from or a reduction in the rate of withholding. If such withholding results in an overpayment of federal income taxes, a refund or credit may be obtained from the IRS.
     9. Waiver and Amendment of Conditions. Amkor reserves the absolute right, subject to applicable law, to amend, waive or modify the terms and conditions of the Consent Solicitation.

     10. Questions and Requests for Assistance and Additional Copies. Questions regarding the Consent Solicitation, requests for assistance in completing and delivery of this Letter of Consent or for additional copies of the Consent Solicitation Statement, this Letter of Consent or other related documents should be directed to the Tabulation Agent as follows:
Global Bondholder Services Corporation
65 Broadway — Suite 723
New York, New York 10006
Attn: Corporate Actions
Banks and Brokers call: (212) 430-3774
Toll free (866) 470-3800
By Facsimile:
(For Eligible Institutions Only):
(212) 430-3775
Confirmation:
(212) 430-3774
By Mail, Overnight Courier or Hand Delivery:
65 Broadway — Suite 723
New York, New York 10006

PAYER’S NAME: Global Bondholder Services Corporation (as Tabulation Agent)
SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification
PAYEE INFORMATION (please print or type)

Individual or business name:

	Check appropriate box:	☐ Individual/Sole Proprietor	☐ Corporation

		☐ Partnership	☐ Other

☐ Exempt from backup withholding

Address (number, street, and apt. or suite no.):

City, State and ZIP code:
Part I: Taxpayer Identification Number (“TIN”)
Enter your TIN to the right and certify by signing and dating below. For individuals, your TIN is your social security number. Sole proprietors may enter either their social security number or their employer identification number. For other entities, your TIN is your employer identification number.

Social security number:

Or
Employer identification number:

☐ Applied For
Part II: Certification
Certification Instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service (the “IRS”) that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding after you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.
Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct TIN (or a TIN has not been issued to me and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future). I understand that until I provide my TIN to the payer, a portion of all reportable payments made to me by the payer may be withheld and remitted to the IRS as backup withholding;

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

3.	I am a U.S. person (including a U.S. resident alien).
For U.S. payees exempt from backup withholding (write “Exempt” in this space):
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
Signature                                                                                                                                            Date                                     , 2006
NOTE: Failure to complete and return this form may result in backup withholding on any payments made to you pursuant to the Consent Solicitation and a $50 penalty imposed by the IRS. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Guidelines for Determining the Proper Identification Number to Give the Payer. Social Security Numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help you determine the number to give the payer.

Give the SOCIAL SECURITY number
For this type of account:		of—
1.	Individual’s account	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3.	Custodian account of a Minor (Uniform Gift to Minors Act)	The minor(2)

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-owner LLC	The owner(3)

Give the EMPLOYER IDENTIFICATION
For this type of account: number
For this type of account:		of—
6.	Sole proprietorship or single-owner LLC	The owner(3)
7.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
8.	Corporate account	The corporation
9.	Association, club, religious, charity, educational organization or other Tax-Exempt organization account	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of an entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	Show the name of the owner. Either the social security number or the employer identification number may be furnished.

(4)	List first and circle the name of the legal trust, estate, or pension trust.
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number
If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for resident Individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns), at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.
To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write “applied for” in the box in Part I of the form, sign and date the form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.
Payees and Payments Exempt from Backup Withholding
Payees exempt from backup withholding on all payments include the following:
•	An organization exempt from tax under Section 501(a), any IRA, or a custodial account under Section 403(b) (7) if the account satisfies the requirements of Section 401(f) (2).
•	The United States or any of its agencies or instrumentalities.
•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
•	A foreign government or any of its political subdivisions, agencies, or instrumentalities.
•	An international organization or any of its agencies or instrumentalities.
Other payees that may be exempt from backup withholding include:
•	A corporation.
•	A foreign central bank of issue.
•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A real estate investment trust.
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A common trust fund operated by a bank under Section 584(a).
•	A financial institution.
•	A middleman known in the investment community as a nominee or custodian.
•	A trust exempt from tax under Section 664 or described in Section 494 7.
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the United States and which have at least one nonresident alien partner.
•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) distributions made by an ESOP.
Payments of interest not generally subject to backup withholding include the following:
•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.
•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to non-resident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid to you.
EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE SERVICE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).
Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations promulgated thereunder.
Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties
(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISER OR THE INTERNAL REVENUE SERVICE.